NUVEEN MID CAP VALUE 1 FUND

SUPPLEMENT DATED MAY 1, 2025

TO THE PROSPECTUS AND SUMMARY PROSPECTUS DATED FEBRUARY 28, 2025

Important Notice Regarding Change in Investment Policy and Name

The Board of Directors of Nuveen Mid Cap Value 1 Fund (the “Fund”) has approved the following changes to the Fund’s name and its non-fundamental investment policy adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940 (“Name Policy”), which are expected to go into effect on July 1, 2025:

●	The Fund’s name will be changed from Nuveen Mid Cap Value 1 Fund to “Nuveen Mid Cap Value Opportunities Fund.”

●

The Fund’s Name Policy to invest, under normal market conditions, at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in common stocks of mid-capitalization companies will change to the following:

Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of mid-capitalization value companies.

●

Over time, the Fund’s sub-adviser expects that the Fund’s portfolio will contain fewer securities than previously. The second paragraph of the section “Principal Investment Strategies” will be replaced with the following:

The Fund’s sub-adviser invests in a select group of companies that it believes are undervalued relative to other companies in the same industry or market, exhibit good or improving fundamentals, and exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years. The Fund’s sub-adviser will generally sell a stock if the stock hits its price target, the company’s fundamentals or competitive position significantly deteriorate, or if a better alternative exists in the marketplace.

PLEASE KEEP THIS WITH YOUR

PROSPECTUS AND/OR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-FMCVSP2-0525P